Exhibit 23.2

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in this Registration Statement of MonsterDaata.com, Inc. on Form S-8 of our independent auditors' report, dated May 28, 1999, appearing in the Current Report on Form 8-K/A filed with the SEC on June 15, 1999.


                                          /s/ Marcum & Kliegman, LLP
                                          --------------------------

                                          Marcum & Kliegman, LLP

New York, New York
June 17, 1999